UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2020

SATSUMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39041	81-3039831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 Oyster Point Boulevard, Suite 221

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 410-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	STSA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 10, 2020, Satsuma Pharmaceuticals, Inc. (“Satsuma” or the “Company”) announced the topline results from its Phase 3 EMERGE efficacy trial of STS101 (dihydroergotamine (DHE) nasal) powder as an acute treatment for migraine. There was no statistically significant difference between either dosage strength of STS101 (3.9 mg and 5.2 mg) and placebo on co-primary endpoints of freedom from pain and most bothersome symptom at two hours post-administration. Further analysis of EMERGE trial data is ongoing, and Satsuma expects to provide a more detailed update on its business plans after these analyses are completed.

Forward-Looking Statements

Any statements contained in this Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: the Company’s expectations regarding STS101 and its future business plans. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, filed with the Securities and Exchange Commission, as well as other documents that may be filed by the Company from time to time. You should not place undue reliance on these forward-looking statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATSUMA PHARMACEUTICALS, INC.

Date: September 10, 2020	By:	/s/ Thomas O’Neil
Thomas O’Neil Chief Financial Officer